UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2025

IX Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40878	98-1586922
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

53 Davies Street, W1K 5JH United Kingdom	Not Applicable
(Address of principal executive offices)	(Zip Code)

+44 (0) (203) 908-0450

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title for each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of Class A ordinary share, par value $0.0001 per share, and one-half of one redeemable warrant	IXQUF	OTC Markets Group, Inc.
Class A ordinary shares, par value $0.0001 per share	IXAQF	OTC Markets Group, Inc.
Redeemable warrants, each warrant exercisable for one Class A ordinary share, each at an exercise price of $11.50 per share	IXQWF	OTC Markets Group, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Important Notice Regarding Forward-Looking Statements

This Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended. Statements that are not historical facts, including statements about the pending transactions among Parent, Merger Sub and the Company and the transactions contemplated thereby, and the parties’ perspectives and expectations, are forward-looking statements. Such statements include, but are not limited to, statements regarding the proposed transaction, including the anticipated initial enterprise value and post-closing equity value, the benefits of the proposed transaction, integration plans, expected synergies and revenue opportunities, anticipated future financial and operating performance and results, including estimates for growth, the expected management and governance of the combined company, and the expected timing of the transactions. The words “expect,” “believe,” “estimate,” “intend,” “plan” and similar expressions indicate forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to various risks and uncertainties, assumptions (including assumptions about general economic, market, industry and operational factors), known or unknown, which could cause the actual results to vary materially from those indicated or anticipated.

Such risks and uncertainties include, but are not limited to: (i) risks related to the expected timing and likelihood of completion of the pending transaction, including the risk that the transaction may not close due to one or more closing conditions to the transaction not being satisfied or waived, such as regulatory approvals not being obtained, on a timely basis or otherwise, or that a governmental entity prohibited, delayed or refused to grant approval for the consummation of the transaction or required certain conditions, limitations or restrictions in connection with such approvals; (ii) risks related to the ability of Parent, Merger Sub and the Company to successfully integrate the businesses; (iii) the occurrence of any event, change or other circumstances that could give rise to the termination of the applicable transaction agreements; (iv) the risk that there may be a material adverse change with respect to the financial position, performance, operations or prospects of Parent, Merger Sub or the Company; (v) risks related to disruption of management time from ongoing business operations due to the proposed transaction; (vi) the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of Parent’s securities; (vii) the risk that the proposed transaction and its announcement could have an adverse effect on the ability of Parent, Merger Sub and the Company to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers and on their operating results and businesses generally; (viii) the risk that the combined company may be unable to achieve cost-cutting synergies or it may take longer than expected to achieve those synergies; and (ix) risks associated with the financing of the proposed transaction. A further list and description of risks and uncertainties can be found in Parent’s IPO prospectus filed with the SEC and in the Registration Statement on Form S-4 and proxy statement/prospectus that will be filed with the SEC by Parent in connection with the proposed transactions, and other documents that the parties may file or furnish with the SEC, which you are encouraged to read. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements. Forward-looking statements relate only to the date they were made, and Parent, Merger Sub and the Company and their subsidiaries undertake no obligation to update forward-looking statements to reflect events or circumstances after the date they were made except as required by law or applicable regulation.

Additional Information and Where to Find It

In connection with the transaction described herein, Parent will file relevant materials with the SEC, including the Registration Statement on Form S-4 and a proxy statement/prospectus. The proxy statement/prospectus and a proxy card will be mailed to shareholders of Parent as of a record date to be established for voting at the shareholders’ meeting relating to the proposed transactions. Shareholders will also be able to obtain a copy of the Registration Statement on Form S-4 and proxy statement/prospectus without charge from Parent. The Registration Statement on Form S-4 and proxy statement/prospectus, once available, may also be obtained without charge at the SEC’s website at www.sec.gov or by writing to Parent at 53 Davies Street, W1K 5JH United Kingdom. INVESTORS AND SECURITY HOLDERS OF PARENT ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTIONS THAT PARENT WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT PARENT, MERGER SUB, THE COMPANY AND THE TRANSACTIONS.

Participants in Solicitation

The Merger Sub and the Company and certain shareholders of Parent, and their respective directors, executive officers and employees and other persons may be deemed to be participants in the solicitation of proxies from the holders of Parent ordinary shares in respect of the proposed transaction. Information about Parent’s directors and executive officers and their ownership of Parent’s ordinary shares is set forth in Parent’s Registration Statement on Form S-1 filed with the SEC. Other information regarding the interests of the participants in the proxy solicitation will be included in the proxy statement/prospectus pertaining to the proposed transaction when it becomes available. These documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.

Item 1.01. Entry into a Material Definitive Agreement.

As previously announced, on March 29, 2024, IX Acquisition Corp. (“Parent”), a Cayman Islands exempted company (which will de-register from the Register of Companies in the Cayman Islands by way of continuation out of the Cayman Islands and into the State of Delaware so as to migrate to and domesticate as a Delaware corporation prior to the Closing Date, entered into a Merger Agreement, by and among Parent, AKOM Merger Sub Inc., a Nevada corporation and a wholly owned subsidiary of Parent (“Merger Sub”), and AERKOMM Inc., a Nevada corporation (the “Company”) (as it may be amended and/or restated from time to time, the “Merger Agreement”). Capitalized terms used in this Current Report on Form 8-K but not otherwise defined herein have the meanings given to them in the Merger Agreement.

On February 12, 2025, Parent, Merger Sub and the Company entered into a second amendment to the Merger Agreement (the “Amendment No. 2”) to amend and restate the definitions of both “Indebtedness” and “Working Capital” in Section 1.1:

The definition of “Indebtedness” in Section 1.1 of the Amendment No.2 is hereby amended and restated to read as follows:

““Indebtedness” means with respect to any Person, (a) all obligations of such Person for borrowed money, including with respect thereto, all interests, fees and costs, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person under conditional sale or other title retention agreements relating to property purchased by such Person, (d) all obligations of such Person issued or assumed as the deferred purchase price of property or services, (e) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any lien or security interest on property owned or acquired by such Person, whether or not the obligations secured thereby have been assumed, (f) all obligations of such Person under leases required to be accounted for as capital leases under U.S. GAAP, (g) all guarantees by such Person of the Indebtedness of another Person, (h) all liability of such Person with respect to any hedging obligations, including interest rate or currency exchange swaps, collars, caps or similar hedging obligations, (i) any unfunded or underfunded liabilities pursuant to any retirement or nonqualified deferred compensation plan or arrangement and any earned but unpaid compensation (including salary, bonuses, paid time off or related, such as restricted stock deposit liability) for any period prior to the Closing Date, in each case, to the extent not accounted for in Closing Working Capital as current liabilities of the Company and its Subsidiaries, and (j) any agreement to incur any of the same; or, collectively and in aggregate, all the liabilities of the Company and its subsidiaries.”

The definition of “Working Capital” in Section 1.1 of the Amendment No. 2 is hereby amended and restated to read as follows:

““Working Capital” means all current assets of the Company and its Subsidiaries, on a consolidated basis, (excluding, without duplication, cash and cash equivalents) minus (ii) all current liabilities of the Company and its Subsidiaries, on a consolidated basis (excluding, without duplication, unpaid Company Transaction Expenses).”

The foregoing description of the Amendment No. 2 does not purport to be complete and is qualified in its entirety by the terms and conditions of the Amendment No. 2, a copy of which is filed hereto as Exhibit 2.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
2.1	Amendment No. 2 to the Merger Agreement, dated as of February 12, 2025, by and among IX Acquisition Corp., AKOM Merger Sub, Inc., AERKOMM Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IX Acquisition Corp.

Dated: February 20, 2025	By:	/s/ Noah Aptekar
		Name:	Noah Aptekar
		Title:	Chief Executive Officer